Exhibit 23.2
                                  ------------



                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



         We hereby consent to the use in this Registration Statement on Form S-3 of our report dated March 11, 2003 relating to the financial statements of Paradigm Medical Industries, Inc., and to the reference to our Firm in the Registration Statement.


                                            TANNER + CO.


Salt Lake City, Utah
May 7, 2003